SEC File No. 002-34552
                                                          SEC File No. 002-48906
                                                          SEC File No. 033-56094

                                  PILGRIM FUNDS

                        Supplement dated January 3, 2002
                   to the Statement of Additional Information
                              dated August 1, 2001

On August 7, 2001, the Board of Directors of Pilgrim Investment Funds, Inc. and Pilgrim GNMA Income Fund, Inc. and the Board of Trustees of Pilgrim Mutual Funds adopted resolutions to remove certain non-fundamental investment restrictions from the Statement of Additional Information for the Pilgrim Income Funds. The removal of the restrictions is effective as of December 1, 2001.

PILGRIM GNMA INCOME FUND

Page 66 of the SAI is revised by deleting the following text:

     In addition to the above fundamental restrictions, the Fund has undertaken the following non-fundamental restrictions, which may be changed in the future by the Board of Directors, without a vote of the shareholders of the
     Fund:

     (1) [The Fund may not] Invest in real estate limited partnership interests, oil, gas or mineral leases, as well as exploration or development programs; or

     (2) [The Fund may not] Purchase warrants except in units with other securities in original issuance thereof or attached to other securities, if at the time of purchase, the Fund's investment in warrants, valued at the lower of cost or market, would exceed 5% of the Fund's total assets. Warrants which are not listed on the New York or American stock exchanges shall not exceed 2% of the Fund's net assets. Shares of the Fund will not be issued for consideration other than cash.

PILGRIM HIGH YIELD FUND II
PILGRIM STRATEGIC INCOME FUND
PILGRIM MONEY MARKET FUND

Page 68 of SAI is revised by deleting the following text:

     OPERATING RESTRICTIONS -- FOR PILGRIM MUTUAL FUNDS

     As a matter of operating (not fundamental) policy adopted by the Board of Trustees of the Trust, the Pilgrim Funds may not:

     (1) Invest in interests in oil, gas or other mineral exploration or development programs or leases, or real estate limited partnerships, although a Fund may invest in the securities of companies which invest in or sponsor such programs.

     (2) Lend any securities from its portfolio unless the value of the collateral received therefor is continuously maintained in an amount not less than 100% of the value of the loaned securities by marking to market daily.

PILGRIM HIGH YIELD FUND

Pages 69-70 of the SAI are revised by deleting the following text:

          The Fund is also subject to the following restrictions and policies that are not fundamental and may, therefore, be changed by the Board of Directors without shareholder approval. Notwithstanding the fundamental investment restrictions, High Yield Fund will not, so long as its shares are registered for sale in the State of South Dakota: (i) have more than 10% of its total assets invested in securities of issuers that the Fund is restricted from selling to the public without registration under the Securities Act of 1933, as amended; (ii) have more than 10% of its total assets invested in real estate investment trusts or investment companies;
     (iii) have more than 5% of its assets invested in options, financial futures or stock index futures, other than hedging positions or positions that are covered by cash or securities; (iv) have more than 5% of its assets invested in equity securities of issuers that are not readily marketable and securities of issuers that have been in operation for less than three years; and (v) invest any part of its total assets in real estate or interests in real estate, excluding readily marketable securities and real estate used for office purposes; commodities, other than precious metals not to exceed 10% of the Fund's total assets; commodity futures contracts or options other than as permitted by investment companies qualifying for an exemption from the definition of commodity pool operator; or interests in commodity pools or oil, gas or other mineral exploration or development programs.

          High Yield Fund will not, so long as its shares are registered for sale in the State of Texas, invest in oil, gas or other mineral leases or in real estate limited partnerships. The Fund will limit its investments in warrants, valued at the lower of cost or market, to 5% of its net assets. Included within that amount, but not to exceed 2% of the Fund's net assets, may be warrants that are not listed on the New York or American Stock Exchange. The Fund will not make loans unless collateral values are continuously maintained at no less than 100% by "marking to market" daily.

          High Yield Fund will not, so long as its shares are registered for sale in the State of Ohio: (i) purchase or retain securities of any issuer if the officers or directors of the Fund, its adviser or manager owning beneficially more than one-half of one percent of the securities of an issuer together own beneficially more than five percent of the securities of that issuer, or (ii) borrow, pledge, mortgage or hypothecate its assets in excess of 1/3 of total Fund assets. The Fund will only borrow money for emergency or extraordinary purposes.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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